Exhibit 10.5

REGISTRATION RIGHTS AGREEMENT

REGISTRATION RIGHTS AGREEMENT, dated as of [                ], 2013 (this “Agreement”), between ARADIGM CORPORATION, a California corporation (the “Company”), and GRIFOLS, S.A., a company (sociedad anónima) organized under the laws of Spain (“Purchaser”). Each of Purchaser and any Person to whom Purchaser (or any successor or permitted assign of Purchaser) transfers or assigns any Registrable Securities (as defined below) and who becomes a party hereto pursuant to Section 10(e) are referred to individually as an “Investor” and together as the “Investors”.

WHEREAS, on May 20, 2013, the Company and Purchaser entered into that certain Stock Purchase Agreement (the “Stock Purchase Agreement”);

WHEREAS, pursuant to the Stock Purchase Agreement, Purchaser has agreed to acquire a number of newly issued shares of the Company’s common stock, no par value (the “Common Stock”), representing 35% of the Common Stock on a fully diluted basis (collectively, the “New Shares”); and

WHEREAS, as a condition to the closing of the transactions contemplated in the Stock Purchase Agreement (the “Closing”), Purchaser and the Company will be required to enter into this Agreement, under which the Company has agreed to provide the Investors with certain registration rights with respect to the Common Stock;

NOW, THEREFORE, in consideration of the foregoing and the covenants of the parties set forth herein and for other good and valuable consideration, the receipt and sufficiency of which hereby are acknowledged, on the terms and subject to the conditions set forth herein, the parties hereby agree as follows:

Section 1. Definitions. In this Agreement the following terms shall have the following respective meanings:

“Adverse Effect” shall have the meaning set forth in Section 2(b).

“Affiliate” means, with respect to a Person, any Person that, directly or indirectly, controls, is controlled by or is under common control with such first Person. For the purposes of this Agreement, Purchaser and its Affiliates, on the one hand, shall not be deemed to be Affiliates of the Company and its Affiliates, on the other hand.

“Business Days” means any day (other than a Saturday, Sunday or a legal holiday) on which banks are open for general business in Barcelona, Spain and San Francisco, California, USA.

“Closing” shall have the meaning set forth in the Recitals.

“Common Stock” shall have the meaning set forth in the Recitals.

“Company Indemnitees” shall have the meaning set forth in Section 7(b).

“control” (including the terms “controlling,” “controlled by” and “under common control with”) means (i) to possess, directly or indirectly, the power to direct the management or policies of a Person, whether through ownership of voting securities, by contract relating to voting rights or corporate governance or otherwise, or (ii) to own, directly or indirectly, 50% or more of the outstanding securities or other ownership interest of such Person.

“Demand Notice” shall have the meaning set forth in Section 2(a)(i).

“Demand Registration” shall have the meaning set forth in Section 2(a)(i).

“Effective Date” means the date of the Closing.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and any successor statute thereto and the rules and regulations of the SEC promulgated thereunder.

“FINRA” means the Financial Industry Regulatory Authority.

“Governmental Entity” means any: (a) nation, state, commonwealth, province, territory, county, municipality, district or other jurisdiction of any nature; (b) international, multinational, federal, state, local, municipal, foreign or other government, agency or authority; or (c) governmental or quasi-Governmental Entity of any nature (including any governmental division, department, agency, Regulatory Authority, commission, instrumentality, official, organization, unit, body or Person and any court or other tribunal).

“Holder Indemnitees” shall have the meaning set forth in Section 7(a)

“indemnified party” shall have the meaning set forth in Section 7(c).

“indemnifying party” shall have the meaning set forth in Section 7(c).

“Inspector” shall have the meaning set forth in Section 5(p).

“Investor” and “Investors” shall have the meanings set forth in the Preamble.

“Losses” shall have the meaning set forth in Section 7(a)

“New Shares” shall have the meaning set forth in the Recitals.

“Other Registration Rights Agreement” means that certain Registration Rights Agreement dated the date hereof between the Company and the purchasers of securities pursuant to the Stock Purchase Agreement other than Purchaser.

“Person” or “person” means any natural person, corporation, general partnership, limited partnership, limited or unlimited liability company, proprietorship, joint venture, unincorporated organization, trust, union, association or any Governmental Entity.

“Piggyback Notice” shall have the meaning set forth in Section 3(a)(ii).

“Piggyback Registration” shall have the meaning set forth in Section 3(a)(ii).

“Prior Registration Obligations” shall have the meaning set forth in Section 2(a)(i).

“Proceeding” shall mean any suit, proceeding, claim, arbitration, audit of Governmental Entity, criminal prosecution, unfair labor practice charge or complaint, examination or investigation.

“Prospectus” shall mean the prospectus included in any Registration Statement (including any preliminary prospectus or any prospectus that discloses information previously omitted from a prospectus filed as part of an effective Registration Statement in reliance upon Rule 430A promulgated under the Securities Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by such Registration Statement, and all other amendments and supplements to the Prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such prospectus.

“Records” shall have the meaning set forth in Section 5(p).

“register,” “registered,” and “registration” refer to a registration effected by preparing and filing one or more Registration Statements with the SEC.

“Registrable Securities” means (i) the New Shares, (ii) any other shares of Common Stock acquired by or issued or issuable to any Investor after the Closing Date, and (iii) any shares of Common Stock or other capital stock of the Company issued or issuable with respect to the shares described in clause (i) or clause (ii) above, including (A) as a result of any stock split, stock dividend, recapitalization, exchange or similar event or otherwise, and (B) shares of capital stock of the Company into which the shares of Common Stock or other capital stock are converted or exchanged and shares of capital stock of a successor entity into which the shares of Common Stock or other capital stock are converted or exchanged. Any Registrable Securities acquired by the Company or any of its subsidiaries shall cease to be “Registrable Securities” for purposes of this Agreement automatically upon the acquisition thereof by the Company or such subsidiary.

“Registration Statement” shall mean any registration statement of the Company under the Securities Act which permits the public offering of any of the Registrable Securities pursuant to the provisions of this Agreement, including the Prospectus, amendments and supplements to such registration statement, including post-effective amendments, all exhibits and all material incorporated by reference or deemed to be incorporated by reference in such registration statement.

“Required Holders” means the holders of at least a majority of the Registrable Securities.

“Rule 144” shall mean Rule 144 under the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the SEC.

“Rule 144A” shall have the meaning set forth in Section 8(b).

“SEC” shall mean the Securities and Exchange Commission or any successor agency having jurisdiction under the Securities Act.

“Securities Act” shall mean the Securities Act of 1933, as amended, and any successor statute thereto and the rules and regulations of the SEC promulgated thereunder.

“Stock Purchase Agreement” shall have the meanings set forth in the Recitals.

“underwritten registration” or “underwritten offering” shall mean a registration in which securities of the Company are sold to an underwriter for reoffering to the public.

“Unfulfilled Registration Obligation” shall have the meaning set forth in Section 2(a)(i).

Section 2. Demand Registration.

(a) Requests for Registration.

(i) Subject to Section 2(a)(iv) and Section 2(b), any Investors shall have the right by delivering a notice to the Company (a “Demand Notice”) to require the Company to register, pursuant to the terms of this Agreement under and in accordance with the provisions of the Securities Act, all or any portion of the Registrable Securities (a “Demand Registration”). All requests made pursuant to this Section 2 will specify the number of Registrable Securities to be registered and the intended methods of disposition thereof. Following receipt of a Demand Notice for a Demand Registration, the Company shall use its reasonable best efforts to effect such registration by filing a Registration Statement within 30 days thereafter or, if (x) the Company is required to file a registration statement pursuant to the Registration Rights Agreement dated December 11, 2012 between the Company and the investors listed on the signature pages thereto (“Prior Registration Obligations” and all securities defined as “Registrable Securities” in such agreement are not yet covered by an effective registration statement, an “Unfulfilled Registration Obligation”), then, within 30 days of the effectiveness of the registration statement which satisfies such Unfulfilled Registration Obligation; provided that, if the Company has failed to file such registration statement within three months of the date hereof, then this clause (x) shall not be applicable, or (y) if the Company is required to file and has not yet filed a registration statement under the Other Registration Rights Agreement, then, within 30 days of the effectiveness of such registration statement; provided that, if the Company has failed to file such registration statement within six months of the date hereof, then this clause (y) shall not be applicable, in each case, subject to the restrictions set forth in this Section 2, all to the extent necessary to permit the disposition (in accordance with the intended methods thereof as specified in the Demand Notice) of the Registrable Securities so to be registered. (Notwithstanding the above, if a pending shelf registration is available for the resales sought to be consummated as reflected in the Demand Notice without the need to file an amendment to such shelf registration statement, the Company will use reasonable best efforts to allow such resales to be made by use of such shelf registration rather than filing a new registration statement.) The Company shall use its reasonable best efforts to have the Registration Statement for any such Demand Registration declared effective by the SEC as soon as practicable but in no event later than 60 days (or 120 days, in the case that the Company is notified orally or in writing (whichever is earlier) by the SEC that such Registration Statement will be subject to full review by the SEC) after the effectiveness of any Prior Obligation Registration Statement.

(ii) No Demand Registration shall be deemed to have occurred for purposes of this Section 2 if the Registration Statement relating thereto (A) does not become effective, (B) is not maintained effective for the period required pursuant to this Section 2, or (C) the offering of the Registrable Securities pursuant to such Registration Statement is subject to a stop order, injunction or similar order or requirement of the SEC during such period in which case such requesting holder of Registrable Securities shall be entitled to an additional Demand Registration, as the case may be, in lieu thereof.

(iii) Within 10 days after receipt by the Company of a Demand Notice, the Company shall give notice of such Demand Notice to all other holders of Registrable Securities and shall, subject to the provisions of Section 2(b), include in such registration all Registrable Securities with respect to which the Company received written requests for inclusion therein within 15 days after such notice is given by the Company to such holders of Registrable Securities.

(iv) The Company shall be required to maintain the effectiveness of the Registration Statement with respect to any Demand Registration that is: (A) on Form S-1, for a period of at least 270 days after the effective date thereof or such shorter period in which all Registrable Securities included in such Registration Statement have actually been sold, or (B) on Form S-3, until the earlier of the time (X) at which all Registrable Securities included in such Registration Statement may be sold without restriction (including, without limitation, volume and brokers’ transaction limitations) pursuant to Rule 144 (taking into account of any SEC Staff position with respect to “affiliate” status) and without the need for current public information required by Rule 144(c)(1) (or Rule 144(i)(2), if applicable) or (Y) that all Registrable Securities included in such Registration Statement actually have been sold. In the event that all Registrable Securities may be sold without restriction under Rule 144 as described above, and as a pre-condition to termination of the Company’s obligation to maintain a registration statement for such securities, the Company shall have instructed its transfer agent to remove all restrictive legends or electronic equivalent reflected on the Registrable Securities, and such restrictive legends shall have been removed.

(v) The Company shall not be required to effect a Demand Registration on Form S-1 (A) more than three times, or (B) unless the dollar amount of Registrable Securities proposed to be registered in such Demand Registration reasonably is expected to be at least $5,000,000. The Company shall not be required to effect a Demand Registration on Form S-3 more than six times.

(vi) At such time as the Company determines to file the first registration statement it is required to file pursuant to the Other Registration Rights Agreement, it shall give all holders of Registrable Securities hereunder prompt notice of such proposed filing at least 20 days before the anticipated filing date. Such notice will offer such holders the opportunity to include in such registration statement the number of shares of Registrable Securities as such holder may request. If the holders wish to accept this offer, any holder must respond with a written request to the Company (which may be an email) within 10 days of receiving the notice, counting from the first day following the date that the notice was received, indicating the number of shares, if any, that such holder wishes to include on the registration statement. Such an acceptance by the holder shall be treated as a Demand Registration by such holder for all purposes under Section 2 herein.

(b) Priority of Registrations. If any Registrable Securities registered pursuant to a Demand Registration are to be sold in a firm commitment underwritten offering, and the managing underwriter(s) advise the Company in writing that in its view the total number or dollar amount of Registrable Securities proposed to be sold in such offering is such as have an adverse effect on the success of such offering (including securities proposed to be included by other holders of securities of the Company entitled to include such securities in such Registration Statement pursuant to incidental or piggyback registration rights) (an “Adverse Effect”), then there shall be included in such firm commitment underwritten offering the number or dollar amount of Registrable Securities that in the opinion of such managing underwriter can be sold without adversely affecting such offering, and such number of Registrable Securities shall be allocated as follows (unless the underwriters require a different allocation):

(i) first, among the Investors on the basis of the percentage of the Registrable Securities held by any Investor pro rata relative to the number of Registrable Securities owned by all Investors; and

(ii) second, the securities of the Company for which inclusion in such Demand Registration, as the case may be, was requested by the Company or any other Person.

(c) Postponement of Demand Registration. The Company shall be entitled to postpone, for a reasonable period of time (but not more than, in the aggregate 60 days in any 12-month period), the filing of a Registration Statement pursuant to this Section 2, if the Company delivers to the holders requesting registration a certificate signed by both the chief executive officer and chief financial officer of the Company certifying that, in the good faith judgment of the board of directors of the Company, such registration and offering (i) would reasonably be expected to materially adversely affect or materially interfere with (A) any bona fide material financing of the Company or (B) any material transaction under consideration by the Company or (ii) would require disclosure of information that has not been, and is not otherwise required to be, disclosed to the public, the premature disclosure of which would materially adversely affect the Company. Such certificate shall contain a statement of the reasons for such postponement and an approximation of the anticipated delay. If the Company shall so postpone the filing of a Registration Statement, the holders of a majority of the Registrable Securities which are to be registered in a particular offering pursuant to this Section 2 shall have the right to withdraw the request for registration by giving written notice to the Company prior to the anticipated termination date of the postponement period, as provided in the certificate delivered to Investor and, if withdrawn, the Demand Notice shall be deemed not to have been made for all purposes under this Agreement, the Company shall pay all expenses of such written Demand Registration in accordance with Section 6, and such withdrawal of the request for registration shall not be subject to the proviso in the last sentence of Section 6(b).

(d) Cancellation of Demand Registration. Holders of a majority of the Registrable Securities which are to be registered in a particular offering pursuant to this Section 2 shall have the right to notify the Company that they have determined that the registration statement be abandoned or withdraw, in which event the Company shall abandon or withdraw such registration statement. Upon such cancellation, the Company shall cease all efforts to secure registration and such Demand Registration shall not be counted as a Demand Registration under this Agreement for any purpose and the Company shall not be obligated to pay the expenses of such cancelled Demand Registration in accordance with Section 6(b).

Section 3. Piggyback Registration.

(a) Right to Piggyback. Except with respect to a Demand Registration, the procedures for which are addressed in Section 2, if the Company proposes to file a registration statement under the Securities Act with respect to an offering of Common Stock, whether or not for sale for its own account (other than a registration statement (i) on Form S-4, Form S-8 or any successor forms thereto, or (ii) filed solely in connection with an exchange offer or any employee benefit or dividend reinvestment plan), then, each such time, the Company shall give prompt notice of such proposed filing at least 20 days before the anticipated filing date (the “Piggyback Notice”) to all the holders of Registrable Securities. The Piggyback Notice shall offer such holders the opportunity to include in such registration statement the number of Registrable Securities as each such holder may request (a “Piggyback Registration”). Subject to Section 3(b), the Company shall include in each such Piggyback Registration all Registrable Securities with respect to which the Company has received written requests for inclusion therein within 15 days after notice has been given to the applicable holder. The eligible holders of Registrable Securities shall be permitted to withdraw all or part of the Registrable Securities from a Piggyback Registration at any time at least two Business Days prior to the effective date of such Piggyback Registration. The Company shall not be required to maintain the effectiveness of the Registration Statement for a Piggyback Registration beyond the earlier to occur of (A) 270 days after the effective date thereof and (B) consummation of the distribution by the holders of the Registrable Securities included in such Registration Statement.

(b) Priority on Piggyback Registrations. The Company shall use reasonable efforts to cause the managing underwriter(s) of a proposed underwritten offering to permit holders of Registrable Securities requested to be included in the registration for such offering to include all such Registrable Securities on the same terms and conditions as any other shares of capital stock, if any, of the Company included therein. Notwithstanding the foregoing, if the managing underwriter(s) of such underwritten offering have informed the Company in writing that it is their good faith opinion that the total amount of securities that such holders, the Company and any other Persons having rights to participate in such registration, intend to include in such offering is such as to adversely affect the success of such offering, then the amount of securities to be offered for the account of holders of Registrable Securities (other than the Company and any other Persons having rights to participate in such registration pursuant to Prior Registration Obligations) shall be reduced to the extent necessary to reduce the total amount of securities to be included in such offering to the amount recommended by such managing underwriter or underwriters by reducing the securities requested to be included by the holders of Registrable Securities requesting such registration pro rata among such holders based on the number of Registrable Securities owned directly or indirectly by all such Persons.

Section 4. SEC Forms; Compliance.

(a) The Company shall use its reasonable best efforts to cause any Demand Registrations to be registered on Form S-3 (or any successor form), if applicable, as soon as the Company becomes eligible to use Form S-3. If the Company is not then eligible under the Securities Act to use Form S-3, such Demand Registration shall be registered on the form for which the Company then qualifies. The Company shall use its reasonable best efforts to become and remain eligible to use Form S-3. If the Company registers a Demand Registration on Form S-1, it shall supersede that registration with one on Form S-3 promptly upon first qualifying to use that form, and such new registration shall not constitute a new Demand Registration.

(b) All Registration Statements shall comply with applicable requirements of the Securities Act, and, together with each Prospectus included, filed or otherwise furnished by the Company in connection therewith, shall not contain any untrue statement of material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

Section 5. Registration Procedures. If and whenever the Company is required to use its reasonable best efforts to effect the registration of any Registrable Securities under the Securities Act as provided in Section 2 and Section 3, the Company shall effect such registration to permit the sale of such Registrable Securities in accordance with the intended method or methods of disposition thereof, and pursuant thereto the Company shall cooperate in the sale of the securities and shall, as expeditiously as possible:

(a) Prepare and file with the SEC a Registration Statement or Registration Statements on such form which shall be available for the sale of the Registrable Securities by the holders thereof or the Company in accordance with the intended method or methods of distribution thereof, and use its reasonable best efforts to cause such Registration Statement to become effective and to remain effective as provided herein (including by means of a shelf registration pursuant to Rule 415 under the Securities Act if so requested and if the Company is then eligible to use such registration); provided, however, that before filing a Registration Statement or Prospectus or any amendments or supplements thereto (including documents that would be incorporated or deemed to be incorporated therein by reference), the Company shall furnish or otherwise make available to the Investors who are selling Registrable Securities under such Registration Statement, their counsel and the managing underwriter(s), if any, copies of all such documents proposed to be filed, which documents will be subject to the reasonable review and comment of such counsel, and such other documents reasonably requested by such counsel, including any comment letter from the SEC, and, if requested by such counsel, provide such counsel reasonable opportunity to comment on such Registration Statement and each Prospectus included therein, provided that such comments are received by the Company within a reasonable number of days prior to the anticipated filing date of such Registration Statement or Prospectus (although such opportunity to comment shall not apply to the Company’s Current Reports on Form 8-K, Quarterly Reports on Form 10-Q or Annual Reports on Form 10-K incorporated by reference into any such Registration Statement or Prospectus). The Company shall not file any such Registration Statement or Prospectus or any amendments or supplements thereto (including such documents that, upon filing, would be incorporated or deemed to be incorporated by reference therein) with respect to a Demand Registration to which the holders holding a majority of the Registrable Securities which are to be registered pursuant to such Demand Registration, their counsel, or the managing underwriter(s), if any, shall reasonably object in writing.

(b) Prepare and file with the SEC such amendments and post-effective amendments to each Registration Statement as may be necessary to keep such Registration Statement continuously effective during the period provided herein and comply in all material respects with the provisions of the Securities Act with respect to the disposition of all securities covered by such Registration Statement; and cause the related Prospectus to be supplemented by any Prospectus supplement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of the securities covered by such Registration Statement, and as so supplemented to be filed pursuant to Rule 424 (or any similar provisions then in force) under the Securities Act.

(c) Notify each selling holder of Registrable Securities and the managing underwriter(s), if any, promptly, and (if requested by any such Person) confirm such notice in writing, (i) when a Prospectus or any Prospectus supplement or post-effective amendment has been filed, and, with respect to a Registration Statement or any post-effective amendment, when the same has become effective, (ii) of any request by the SEC or any other Federal or state governmental authority for amendments or supplements to a Registration Statement or related Prospectus or for additional information, (iii) of the issuance by the SEC of any stop order suspending the effectiveness of a Registration Statement or the initiation of any Proceedings for that purpose, (iv) if at any time the representations and warranties of the Company contained in any agreement (including any underwriting agreement) contemplated by Section 5(o) cease to be true and correct, (v) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction, or the initiation or threatening of any Proceeding for such purpose, and (vi) of the happening of any event that makes any statement made in such Registration Statement or related Prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires the making of any changes in such Registration Statement, Prospectus or documents so that, in the case of the Registration Statement, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, not misleading, and that in the case of the Prospectus, it will not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

(d) Use its reasonable best efforts to obtain the withdrawal of any order suspending the effectiveness of a Registration Statement, or the lifting of any suspension of the qualification (or exemption from qualification) of any of the Registrable Securities for sale in any jurisdiction at the reasonably earliest practical date.

(e) If requested by the managing underwriters, if any, or the holders of a majority of the then outstanding Registrable Securities being sold in connection with an underwritten offering, promptly include in a Prospectus supplement or post-effective amendment such information as the managing underwriters, if any, and such holders may reasonably request in order to permit the intended method of distribution of such securities and make all required filings of such Prospectus supplement or such post-effective amendment as soon as practicable after the Company has received such request; provided, however, that the Company shall not be required to take any actions under this Section 5(e) that are not, in the opinion of counsel for the Company, in compliance with applicable law.

(f) Furnish or make available to each selling holder of Registrable Securities, and each managing underwriter, if any, without charge, at least one conformed copy of the Registration Statement, the Prospectus and Prospectus supplements, if applicable, and each post-effective amendment thereto, including financial statements (but excluding schedules, all documents incorporated or deemed to be incorporated therein by reference, and all exhibits, unless requested in writing by such holder, counsel or underwriter).

(g) Deliver to each selling holder of Registrable Securities, and the underwriters, if any, without charge, as many copies of the Prospectus or Prospectuses (including each form of Prospectus) and each amendment or supplement thereto as such Persons may reasonably request in connection with the distribution of the Registrable Securities; and the Company, subject to the last paragraph of this Section 5, hereby consents to the use of such Prospectus and each amendment or supplement thereto by each of the selling holders of Registrable Securities and the underwriters, if any, in connection with the offering and sale of the Registrable Securities covered by such Prospectus and any such amendment or supplement thereto.

(h) Prior to any public offering of Registrable Securities, use its reasonable best efforts to register or qualify or cooperate with the selling holders of Registrable Securities, the underwriters, if any, and their respective counsel in connection with the registration or qualification (or exemption from such registration or qualification) of such Registrable Securities for offer and sale under the securities or “blue sky” laws of such jurisdictions within the United States as any seller or underwriter reasonably requests in writing and to keep each such registration or qualification (or exemption therefrom) effective during the period such Registration Statement is required to be kept effective and to take any other action that may be necessary or advisable to enable such holders of Registrable Securities to consummate the disposition of such Registrable Securities in such jurisdiction; provided, however, that the Company will not be required to (i) qualify generally to do business in any jurisdiction where it is not then so qualified, or (ii) take any action that would subject it to general service of process in any such jurisdiction where it is not then so subject.

(i) Cooperate with the selling holders of Registrable Securities and the managing underwriters, if any, to facilitate the timely preparation and delivery of certificates (not bearing any legends) representing Registrable Securities to be sold after receiving written representations from each holder of such Registrable Securities that the Registrable Securities represented by the certificates so delivered by such holder will be transferred in accordance with the Registration Statement, and enable such Registrable Securities to be in such denominations and registered in such names as the managing underwriters, if any, or holders may request at least two Business Days prior to any sale of Registrable Securities in a firm commitment public offering, but in any other such sale, within five Business Days prior to having to issue the securities.

(j) Use its reasonable best efforts to cause the Registrable Securities covered by the Registration Statement to be registered with or approved by such other governmental agencies or authorities within the United States, except as may be required solely as a consequence of the nature of such selling holder’s business, in which case the Company will cooperate in all reasonable respects with the filing of such Registration Statement and the granting of such approvals, as may be necessary to enable the seller or sellers thereof or the underwriters, if any, to consummate the disposition of such Registrable Securities, with any expenses relating to such registration or approvals (included those expenses borne by the Company (including reasonable attorneys’ fees, legal or other fees or expenses) being at such selling holder’s sole expense.

(k) Upon the occurrence of any event contemplated by Section 5(c)(ii), 5(c)(iii), 5(c)(iv), 5(c)(v) or 5(c)(vi), prepare a supplement or post-effective amendment to the

Registration Statement or a supplement to the related Prospectus or any document incorporated or deemed to be incorporated therein by reference, or file any other required document so that, as thereafter delivered to the purchasers of the Registrable Securities being sold thereunder, such Prospectus will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

(l) Prior to the effective date of the Registration Statement relating to the Registrable Securities, provide a CUSIP number for the Registrable Securities.

(m) Provide and cause to be maintained a transfer agent and registrar for all Registrable Securities covered by such Registration Statement from and after a date not later than the effective date of such Registration Statement, which transfer agent may be the Company’s existing transfer agent for the Company’s Common Stock.

(n) Use its reasonable best efforts to cause all shares of Registrable Securities covered by such Registration Statement to be authorized to be listed on such securities exchange, (if any) as shares of the particular class of Registrable Securities are at that time, or will be immediately following the offering, listed.

(o) Enter into such agreements (including an underwriting agreement in form, scope and substance as is customary in underwritten offerings) and take all such other actions reasonably requested by the holders of a majority of the Registrable Securities being sold in connection therewith (including those reasonably requested by the managing underwriters, if any) to expedite or facilitate the disposition of such Registrable Securities, and in such connection, whether or not an underwriting agreement is entered into and whether or not the registration is an underwritten registration, (i) make such representations and warranties to the holders of such Registrable Securities and the underwriters, if any, with respect to the business of the Company and its subsidiaries, and the Registration Statement, Prospectus and documents, if any, incorporated or deemed to be incorporated by reference therein, in each case, in form, substance and scope as are customarily made by issuers in underwritten offerings, and, if true, confirm the same if and when requested, (ii) use its reasonable best efforts to furnish to the selling holders of such Registrable Securities opinions of counsel to the Company and updates thereof (which counsel and opinions (in form, scope and substance) shall be reasonably satisfactory to the managing underwriters, if any, and counsels to the selling holders of the Registrable Securities), addressed to each selling holder of Registrable Securities and each of the underwriters, if any, covering the matters customarily covered in opinions requested in underwritten offerings and such other matters as may be reasonably requested by such counsel and underwriters, (iii) use its reasonable best efforts to obtain “cold comfort” letters and updates thereof from the independent certified public accountants of the Company (and, if necessary, any other independent certified public accountants of any subsidiary of the Company or of any business acquired by the Company for which financial statements and financial data are, or are required to be, included in the Registration Statement) who have certified the financial statements included in such Registration Statement, addressed to each selling holder of Registrable Securities (unless such accountants shall be prohibited from so addressing such letters by applicable standards of the accounting profession) and each of the underwriters, if any, such letters to be in customary form and covering matters of the type customarily covered in “cold comfort” letters in connection with underwritten offerings, (iv) if an underwriting agreement is entered into, the same shall contain indemnification provisions and procedures substantially to the effect set forth in Section 7 with respect to all parties to be indemnified pursuant to Section 7, and (v) deliver such documents and certificates as may be reasonably requested by the holders of a majority of the Registrable Securities being sold, their counsel and the managing underwriter(s), if any, to evidence the continued validity of the representations and warranties made pursuant to clause (i) above and to evidence compliance with any customary conditions contained in the underwriting agreement or other agreement entered into by the Company. The above shall be done at each closing under such underwriting or similar agreement, or as and to the extent required thereunder.

(p) Make available for inspection upon written request by any underwriter participating in any such disposition of Registrable Securities, if any, and a representative of any holder of Registrable Securities who is either required under applicable securities law to be described in any Registration Statement as an underwriter where such holder consents to so being named an underwriter, or may be deemed to be an underwriter by virtue of including 15% or more of the relevant class of securities on a resale registration statement (regardless of whether it is actually named as an underwriter), and any attorneys or accountants retained by such underwriter or selling holder, at the offices where normally kept, during reasonable business hours, all pertinent financial and other records, pertinent corporate documents and properties of the Company and its subsidiaries (collectively, the “Records”), and cause the officers, directors and employees of the Company and its subsidiaries to supply all information in each case reasonably requested by any such representative, underwriter, attorney or accountant (each, an “Inspector”) in connection with such Registration Statement; provided, however, that each Inspector shall agree in writing to hold in strict confidence and not make any disclosure (except to such underwriter or Investor) or use of any Record or other information which the Company’s board of directors determines in good faith to be confidential and of which determination the Inspectors are so notified, unless (i) disclosure of such information is ordered pursuant to a final, non-appealable subpoena or order from a court or government body of competent jurisdiction, (ii) disclosure of such information, in the written opinion of counsel to such Person, is required by law, (iii) disclosure of such information, in the written opinion of counsel to such Person, is necessary or advisable to defend such Person in any then-existing litigation relating to any such disposition or proposed disposition of Registrable Securities, or (iv) such information becomes generally available to the public other than as a result of a disclosure or failure to safeguard by such Person or by any other Person with an obligation or duty of confidentiality to the Company. In the case of a proposed disclosure pursuant to clause (i), (ii) or (iii) above, such Person shall be required to give the Company written notice of the proposed disclosure prior to such disclosure (to the extent practicable and not prohibited by applicable law, rule or regulation), and, if requested by the Company, assist the Company in seeking to prevent or limit the proposed disclosure.

(q) Cause its officers to use their reasonable best efforts to support the reasonable marketing of the Registrable Securities covered by the Registration Statement (including participation in “road shows”) taking into account the Company’s business needs.

(r) Cooperate with each seller of Registrable Securities and each underwriter or agent participating in the disposition of such Registrable Securities and their respective counsel in connection with any filings required to be made with the FINRA; and

(s) Otherwise use its reasonable best efforts to comply with all applicable rules and regulations of the SEC, and make available to its security holders, as soon as reasonably practicable (but not more than 18 months) after the effective date of the registration statement, an earnings statement which shall satisfy the provisions of Section 11(a) of the Securities Act.

The Company may require each seller of Registrable Securities as to which any registration is being effected to furnish to the Company in writing such information required in connection with such registration regarding such seller and the intended plan of distribution of such Registrable Securities as the Company may, from time to time, reasonably request as is required to effect and maintain the effectiveness of the registration of such Registrable Securities, and the Company may exclude from such registration the Registrable Securities of any seller who unreasonably fails to furnish such information within a reasonable time after receiving such request. Each Investor, by such Investor’s acceptance of the Registrable Securities, agrees to cooperate with the Company as reasonably requested by the Company in connection with the preparation and filing of each Registration Statement hereunder, unless such Investor has notified the Company in writing of such Investor’s election to exclude all of such Investor’s Registrable Securities from such Registration Statement.

Each holder of Registrable Securities covenants and agrees that it will comply with the prospectus delivery requirements of the Securities Act as applicable to it in connection with sales of Registrable Securities pursuant to a Registration Statement. Each holder of Registrable Securities further covenants and agrees if such holder has Registrable Securities covered by such Registration Statement that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 5(c)(ii), 5(c)(iii), 5(c)(iv), 5(c)(v) or 5(c)(vi), such holder will forthwith discontinue disposition of such Registrable Securities covered by such Registration Statement or Prospectus until such holder’s receipt of the copies of the supplemented or amended Prospectus contemplated by Section 5(k), or until it is advised in writing by the Company that the use of the applicable Prospectus may be resumed, and has received copies of any additional or supplemental filings that are incorporated or deemed to be incorporated by reference in such Prospectus; provided, however that the Company shall extend the time periods under Section 2 with respect to the length of time that the effectiveness of a Registration Statement must be maintained by the amount of time the holder is required to discontinue disposition of such securities.

Section 6. Registration Expenses.

(a) All reasonable fees and expenses incident to the performance of or compliance with this Agreement by the Company (including (i) all registration and filing fees (including fees and expenses (A) with respect to filings required to be made with FINRA, and (B) of compliance with securities or “blue sky” laws, including, without limitation, any fees and disbursements of counsel for the underwriters in connection with “blue sky” qualifications of the Registrable Securities pursuant to Section 5(h)), (ii) printing expenses (including, without limitation, expenses of printing certificates for Registrable Securities in a form eligible for deposit with The Depository Trust Company and of printing Prospectuses if the printing of Prospectuses is requested by the managing underwriters, if any, or by the holders of a majority of the Registrable Securities included in any Registration Statement), (iii) messenger, telephone and delivery expenses of the Company, (iv) fees and disbursements of counsel for the Company, (v)

expenses of the Company incurred in connection with any road show, (vi) fees and disbursements of all independent certified public accountants referred to in Section 5(o)(iii) (including the expenses of any “cold comfort” letters required by this Agreement) and any other Persons, including special experts retained by the Company, and (vii) fees and disbursements of one counsel for Purchaser and its Affiliates in an amount not to exceed $30,000 per Registration Statement) shall be borne by the Company whether or not any Registration Statement is filed or becomes effective. In addition, the Company shall bear all of its internal expenses (including all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit, the fees and expenses incurred in connection with the listing of the securities to be registered on any securities exchange and rating agency fees and the fees and expenses of any Person, including special experts, retained by the Company.

(b) The Company shall not be required to pay (i) except as noted above, fees and disbursements of any counsel retained by any holder of Registrable Securities or by any underwriter (except as set forth in the amounts set forth in Section 6(a)(i)(B) and Section 6(a)(vii)), (ii) any underwriter’s fees (including discounts, commissions or fees of underwriters, selling brokers, dealer managers or similar securities industry professionals) relating to the distribution of the Registrable Securities (other than with respect to Registrable Securities sold by the Company), or (iii) any other expenses of the holders of Registrable Securities not specifically required to be paid by the Company pursuant to Section 6(a). Notwithstanding Section 6(a), in the event that a Demand Registration is cancelled in accordance with Section 2(d), any and all expenses (including those described in Section 6(a) shall be borne by the holders of the Registrable Securities that would have been registered pursuant to such cancelled Demand Registration (on a pro rata basis) and the Company shall be substituted for “Purchasers” and “Affiliates” in Section 6(a)(vii).

Section 7. Indemnification.

(a) Indemnification by the Company. The Company shall, and shall cause each of its subsidiaries to, without limitation as to time, indemnify and hold harmless, to the fullest extent permitted by law and on a joint and several basis, each holder of Registrable Securities whose Registrable Securities are covered by a Registration Statement or Prospectus, the officers, directors, partners, members, managers, shareholders, other equity holders, accountants, attorneys, advisors, agents, employees and representatives of each of them, each Person who controls each such holder (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) and the officers, directors, partners, members, managers, shareholders, other equity holders, accountants, attorneys, agents and employees of each such controlling person, each underwriter, if any, and each Person who controls (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) such underwriter (collectively, “Holder Indemnitees”), from and against any and all losses, claims, damages, liabilities, costs (including costs of preparation and reasonable attorneys’ fees and any legal or other fees or expenses incurred by such party in connection with any investigation or Proceeding), expenses, judgments, fines, penalties, charges and amounts paid in settlement (collectively, “Losses”), as incurred, arising out of or based upon any untrue statement (or alleged untrue statement) of a material fact contained in any Prospectus, offering circular or other document (including any related Registration Statement, notification, or the like) incident to any such registration, qualification, or compliance, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or any violation by the Company of the Securities Act or any rule or regulation thereunder applicable to the Company or of the Exchange Act or any rule or regulation thereunder applicable to the Company and in any such case relating to action or inaction required of the Company in connection with any such registration, qualification or compliance, and will reimburse each Holder Indemnitee for any legal and any other expenses reasonably incurred in connection with investigating and defending or settling any such Loss, provided, however, that the Company will not be liable in any such case to the extent that any such Loss arises out of or is based on any untrue statement or omission by such holder of Registrable Securities, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such Registration Statement, Prospectus, offering circular or other document in reliance upon and in conformity with written information furnished to the Company by such holder of Registrable Securities expressly for use therein. It is agreed that the indemnity agreement contained in this Section 7(a) shall not apply to amounts paid in settlement of any such Loss if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld or delayed).

(b) Indemnification by Holder of Registrable Securities. In connection with any Registration Statement in which a holder of Registrable Securities is participating, such holder of Registrable Securities shall indemnify, to the fullest extent permitted by law, severally and not jointly, the Company, its directors and officers and each Person who controls the Company (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act) (collectively, “Company Indemnitees”), from and against all Losses arising out of or based on any untrue statement of a material fact contained in any such Registration Statement, Prospectus, offering circular or other document, or any omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each Company Indemnitee for any legal or any other expenses reasonably incurred in connection with investigating or defending any such Loss, in each case to the extent, but only to the extent, that such untrue statement or omission is made in such Registration Statement, Prospectus, offering circular or other document in reliance upon and in conformity with written information furnished to the Company by such holder of Registrable Securities expressly for use in such Registration Statement, Prospectus, offering circular or other document; provided, however, that the obligations of such holder of Registrable Securities hereunder shall not apply to amounts paid in settlement of any such claims, losses, damages, or liabilities (or actions in respect thereof) if such settlement is effected without the consent of such holder (which consent shall not be unreasonably withheld); provided further, however, that the liability of each selling holder of Registrable Securities hereunder shall be limited to the net proceeds received by such selling holder from the sale of Registrable Securities covered by such Registration Statement. In addition, insofar as the foregoing indemnity relates to any such untrue statement or omission made in the preliminary Prospectus, but eliminated or remedied in the amended Prospectus on file with the SEC at the time the Registration Statement becomes effective or in the final Prospectus filed pursuant to applicable rules of the SEC or in any supplement or addendum thereto and such new Prospectus is delivered to the underwriter, the indemnity agreement in this Section 7(b) shall not inure to the benefit of any Person if a copy of the final Prospectus filed pursuant to such rules, together with all supplements and addenda thereto was not furnished to the Person asserting the Loss at or prior to the time such furnishing is required by the Securities Act. Such indemnity shall remain in full force and effect regardless of any investigation made by or behalf of such selling holder and shall survive the transfer of any of the Registrable Securities by any of the Investors pursuant to Section 10(e).

(c) Conduct of Indemnification Proceedings. If any Person shall be entitled to indemnity hereunder (an “indemnified party”), such indemnified party shall give prompt notice to the party from which such indemnity is sought (the “indemnifying party”) of any claim or of the commencement of any Proceeding with respect to which such indemnified party seeks indemnification or contribution pursuant hereto; provided, however, that the delay or failure to so notify the indemnifying party shall not relieve the indemnifying party from any obligation or liability except to the extent that the indemnifying party has been actually prejudiced by such delay or failure. The indemnifying party shall have the right, exercisable by giving written notice to an indemnified party promptly after the receipt of written notice from such indemnified party of such claim or Proceeding, to, unless in the indemnified party’s reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist in respect of such claim or Proceeding, assume, at the indemnifying party’s expense, the defense of any such claim or Proceeding, with counsel reasonably satisfactory to such indemnified party; provided, however, that an indemnified party shall have the right to employ separate counsel in any such claim or Proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless: (i) the indemnifying party agrees to pay such fees and expenses; or (ii) the indemnifying party fails promptly to assume, or if such a conflict of interest may exist in connection with, the defense of such claim or Proceeding or fails to employ counsel reasonably satisfactory to such indemnified party, in which case the indemnified party shall have the right to employ counsel and to assume the defense of such claim or Proceeding; provided further, however, that the indemnifying party shall not, in connection with any one such claim or Proceeding or separate but substantially similar or related claims or Proceedings in the same jurisdiction, arising out of the same general allegations or circumstances, be liable for the fees and expenses of more than one firm of attorneys (together with appropriate local counsel) at any time for all the indemnified parties, or for fees and expenses that are not reasonable. Whether or not such defense is assumed by the indemnifying party, such indemnified party will not be subject to any liability for any settlement made without its consent (but such consent will not be unreasonably withheld). The indemnifying party shall not consent to entry of any judgment or enter into any settlement if the same (A) does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of an irrevocable release, in form and substance reasonably satisfactory to the indemnified party, from all liability in respect of such claim or litigation for which such indemnified party would be entitled to indemnification hereunder, or (B) includes any non-monetary relief or terms.

(d) Contribution.

(i) If the indemnification provided for in this Section 7 is unavailable to an indemnified party in respect of any Losses (other than in accordance with its terms), then each applicable indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such Losses, in such proportion as is appropriate to reflect the relative fault of the indemnifying party, on the one hand, and such indemnified party, on the other hand, in connection with the actions, statements or omissions that resulted in such Losses as well as any other relevant equitable considerations.

The relative fault of such indemnifying party, on the one hand, and indemnified party, on the other hand, shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, has been taken by, or relates to information supplied by, such indemnifying party or indemnified party, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent any such action, statement or omission.

(ii) The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 7(d) were determined by pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to in the immediately preceding paragraph. Notwithstanding the provisions of this Section 7(d), an indemnifying party that is a selling holder of Registrable Securities shall not be required to contribute any amount in excess of the amount by which the net proceeds from the sale of the Registrable Securities sold by such indemnifying party exceeds the amount of any damages that such indemnifying party has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution with respect to any claim arising from or relating to such fraudulent omission from any Person who was not guilty of such fraudulent misrepresentation

(e) Notwithstanding the foregoing, to the extent that the provisions on indemnification and contribution contained in the underwriting agreement entered into in connection with the underwritten public offering are in conflict with the foregoing provisions, the provisions in the underwriting agreement shall control.

Section 8. Rule 144 Sales.

(a) The Company shall (i) file the reports required to be filed by it under the Securities Act and the Exchange Act in a timely manner, (ii) take such further action as any holder of Registrable Securities may reasonably request, and (iii) furnish to each holder of Registrable Securities forthwith upon written request, (A) a written statement by the Company as to its compliance with the reporting requirements of Rule 144, the Securities Act and the Exchange Act, (B) a copy of the most recent annual or quarterly report of the Company, and (C) such other reports and documents so filed by the Company as such holder may reasonably request in availing itself of Rule 144, all to the extent required from time to time to enable such holder to sell Registrable Securities without registration under the Securities Act within the limitations of the exemption provided by Rule 144.

(b) Each holder of Registrable Securities and each prospective holder of shares of Registrable Securities who may consider acquiring Registrable Securities in reliance upon Rule 144A under the Securities Act (or any successor or similar rule then in force) (“Rule 144A”) shall have the right to request, in writing (including by e-mail), from the Company, and the Company will provide upon such written request, such information regarding the Company and its business, assets and properties, if any, as is at the time required to be made available by the Company under the Rule 144A so as to enable such holder to transfer Registrable Securities to such prospective holder in reliance upon Rule 144A.

Section 9. Underwritten Registrations.

(a) If any Demand Registration is an underwritten offering, Purchaser (and, if none of Purchaser or any of its Affiliates is participating in the offering, the holders of a majority of the Registrable Securities included such offering) shall have the right to select the investment banker(s) and manager(s) to administer the offering, subject to approval by the Company, not to be unreasonably withheld. The Company shall have the right to select the investment banker or investment bankers and managers to administer any Piggyback Registration.

(b) No Person may participate in any underwritten registration hereunder unless such Person (i) agrees to sell the Registrable Securities it desires to have covered by the registration on the basis provided in any underwriting arrangements in customary form, and (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents required under the terms of such underwriting arrangements; provided, however, that such Person shall not be required to make any representations or warranties other than those related to title and ownership of shares and as to the accuracy and completeness of statements made in a Registration Statement, Prospectus, offering circular, or other document in reliance upon and in conformity with written information furnished by the holder of Registrable Securities to the Company expressly for use therein; provided further, however, that such Person’s liability in respect of such representations and warranties shall not exceed such Person’s gross proceeds from the offering.

Section 10. Miscellaneous.

(a) Interpretation.

(i) In this Agreement, unless the context otherwise requires, references: (A) to the Preamble, Recitals or a Section are to the Preamble, Recital or Section of this Agreement; (B) to any agreement (including this Agreement), contract, statute or regulation are to the agreement, contract, statute or regulation as amended, modified, supplemented or replaced from time to time, and to any section of any statute or regulation are to any successor to the section; and (C) to any Person include any successor to that Person or permitted assigns of that Person.

(ii) The table of contents and headings contained herein are for reference purposes only and do not limit or otherwise affect any of the provisions of this Agreement.

(iii) Whenever the words “include”, “includes” or “including” are used in this Agreement, they shall be deemed to be followed by the words “without limitation.” The use of “or” is not intended to be exclusive unless expressly indicated otherwise.

(iv) Whenever the words “herein” or “hereunder” are used in this Agreement, they shall be deemed to refer to this Agreement as a whole and not to any specific Section, unless otherwise indicated.

(v) The terms herein defined in the singular shall have a comparable meaning when used in the plural, and vice versa. The masculine, feminine and neuter genders used herein shall include each other gender.

(vi) The terms “dollars” and “$” shall mean dollars of the United States of America.

(b) Notice. All notices, deliveries, requests, waivers, approvals, consents and other communications (each a “Notice”) pursuant to this Agreement will be in writing and shall be delivered personally, telecopied or delivered by globally recognized express delivery service to the parties at the addresses or facsimile numbers set forth below or to such other address or facsimile number as the party to whom Notice is to be given may have furnished to the other parties hereto in accordance with this Section 10(b). Any Notice will be deemed to have been delivered and received (i) in the case of personal delivery, on the date of such delivery, (ii) in the case of telecopy, on the Business Day after the day that the party giving notice receives electronic confirmation of sending from the sending telecopy machine (provided that the original thereof also is sent contemporaneously by another method set forth in this Section 10(b)), and (iii) in the case of a globally recognized express delivery service, on the Business Day that receipt by the addressee is confirmed pursuant to the service’s systems.

If to Purchaser:

Grifols, S.A.

Avinguda de la Generalitat, 152-158

Parc de Negocis Can Sant Joan

Sant Cugat del Valles

08174 Barcelona, Spain

Facsimile:	+34.93.571.0267
Attention:	Victor Grifols

with copies (which shall not constitute Notice) to:

Osborne Clarke S.L.P.

Avenida Diagonal, 477

Planta 20

08036 Barcelona, Spain

Facsimile:	+34.93.410.2513
Attention:	Tomás Dagá
Raimon Grifols

and

Proskauer Rose LLP

Eleven Times Square

New York, New York 10036 U.S.A.

Facsimile:	+1 (212) 969-2900
Attention:	Peter G. Samuels
Rima R. Moawad

If to the Company:

Aradigm Corporation

3929 Point Eden Way

Hayward, CA 94545

Facsimile:	(510) 265-0277
Attention:	Chief Executive Officer

with a copy (which shall not constitute Notice) to:

Morrison & Foerster LLP

425 Market Street

San Francisco, CA 94105

Facsimile:	(415) 268-7522
Attention:	John W. Campbell, Esq.

(c) Entire Agreement. This Agreement constitutes the entire agreement and understanding among the parties pertaining to the subject matter hereof and supersedes all prior agreements, understandings, negotiations and discussions, whether oral or written, of the parties.

(d) Amendments; Waivers.

(i) Provisions of this Agreement may be amended only with the written consent of the Company and the Required Holders. Any amendment effected in accordance with this Section 10(d) shall be binding upon each Investor and the Company; provided, however, that no such amendment shall be effective to the extent that it (A) applies to less than all the holders of the holders of Registrable Securities, (B) imposes any obligation or liability on any Investor without such Investor’s prior written consent (which may be granted or withheld in such Investor’s sole discretion), or (C) applies retroactively, unless, in the case of each of Sections 10(d)(i)(A) and 10(d)(i)(C), the Company and the Investors provide unanimous written consent to such amendment.

(ii) No waiver by any party of any of the provisions hereof shall be effective unless explicitly set forth in writing and signed by the party so waiving. No waiver by any party shall operate or be construed as a waiver in respect of any failure, breach or default not expressly identified by such written waiver, whether of a similar or different character, and whether occurring before or after that waiver. No failure to exercise, or delay in exercising, any right, remedy, power or privilege arising from this Agreement shall operate or be construed as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege.

(e) Successors and Assigns; No Third Party Beneficiaries. This Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties, including subsequent holders of Registrable Securities acquired, directly or indirectly, from any Purchaser or any other Investor; provided, however, that no assign of any Investor shall be entitled to such rights unless such assign shall have executed and delivered to the Company an Addendum Agreement in a form to be agreed upon by Purchaser and the Company at any time following the acquisition of such Registrable Securities, in which event such assign shall be deemed an Investor for purposes of this Agreement. This Agreement is for the sole benefit of the parties hereto and their respective successors and assigns and nothing herein, express or implied, is intended to or shall confer upon any other person any legal or equitable right, benefit or remedy of any nature whatsoever under or by reason of this Agreement.

(f) No Strict Construction. The parties hereto have participated jointly in the negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties hereto, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any of the provisions of this Agreement.

(g) GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, IRRESPECTIVE OF THE CHOICE OF LAWS PRINCIPLES OF THE STATE OF NEW YORK, AS TO ALL MATTERS, INCLUDING MATTERS OF VALIDITY, CONSTRUCTION, EFFECT, ENFORCEABILITY, PERFORMANCE AND REMEDIES.

(h) Jurisdiction; Venue. The sole jurisdiction, venue and dispute resolution procedure for all disputes, controversies or claims (whether in contract, tort or otherwise) arising out of, relating to or otherwise by virtue of, this Agreement, breach of this Agreement or the transactions contemplated by this Agreement shall be the United States District Court for the Southern District of New York, and the parties to this Agreement hereby consent to the jurisdiction of such court and waive any objection to the venue of such Proceeding. Each of the parties agrees that process may be served upon it in the manner specified in Section 10(b) and irrevocably waives and covenants not to assert or plead any objection which it might otherwise have to such jurisdiction, or to such manner of service of process.

(i) WAIVER OF JURY TRIAL. EXCEPT AS LIMITED BY APPLICABLE LAW, EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE ACTIONS OF ANY PARTY HERETO IN THE NEGOTIATION, ADMINISTRATION, PERFORMANCE AND ENFORCEMENT HEREOF.

(j) Severability. If any provision of this Agreement is deemed or held to be illegal, invalid or unenforceable, this Agreement shall be considered divisible and inoperative as to such provision to the extent it is deemed to be illegal, invalid or unenforceable, and in all other respects this Agreement shall remain in full force and effect; provided, however, that if any provision of this Agreement is deemed or held to be illegal, invalid or unenforceable the parties agree to replace such illegal, invalid or unenforceable provision with a provision that is legal, valid and enforceable that achieves the original intent of the parties as closely as possible. Further, should any provision contained in this Agreement ever be reformed or rewritten by any judicial body of competent jurisdiction, such provision as so reformed or rewritten shall be binding upon all parties hereto.

(k) Counterparts. This Agreement may be executed (including by facsimile transmission or e-mail of an electronic file such as .pdf) with counterpart signature pages or in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

(l) Remedies. The parties hereto agree that if any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached, irreparable damage would occur, no adequate remedy at law would exist and damages would be difficult to determine, and that the parties shall be entitled to injunctive relief to prevent breaches of this Agreement and to specific performance of the terms hereof, in addition to any other remedy at law or equity to which the parties may be entitled. Except as otherwise provided herein, all remedies available under this Agreement, at law or otherwise, shall be deemed cumulative and not alternative or exclusive of other remedies. The exercise by any party of a particular remedy shall not preclude the exercise of any other remedy.

Section 11. Other Agreements. From and after the date hereof, so long as any Person holds any Registrable Securities in respect of which any registration rights provided for in Section 2 or 3 remain in effect, the Company will not, directly or indirectly, grant to any Person or agree to or otherwise become obligated in respect of (a) rights of registration in the nature or substantially in the nature of those set forth in Section 2 or 3 that would have priority over the Registrable Securities with respect to the inclusion of such securities in any registration, or (b) rights of registration in the nature or substantially in the nature of those set forth in Section 2 or 3 that would be pari passu with the Registrable Securities with respect to the inclusion of such securities in any registration, unless otherwise consented to by the Required Holders.

[Signature page to follow]

IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed and delivered as of the day and year first above written.

ARADIGM CORPORATION

By:
Name:
Title:

GRIFOLS, S.A.

By:
Name:
Title: